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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




        Date of report (Date of earliest event reported) January 16, 2006

                                    SPSS Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

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
               Delaware                                000-22194                             36-2815480
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
(State or Other Jurisdiction of                       (Commission                         (I.R.S. Employer
Incorporation)                                       File Number)                        Identification No.)
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233 South Wacker Drive, Chicago, Illinois                    60606
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01:  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 16, 2006, SPSS Inc. ("SPSS") entered into a Software Distribution Agreement ("Distribution Agreement") with Banta Global Turnkey, Ltd. ("Banta"). The Distribution Agreement has an effective date of January 3, 2006. Pursuant to the Distribution Agreement, Banta or its suppliers will duplicate SPSS software media and documentation and fulfill and ship software and documentation orders for SPSS in the United States and multiple international locations. The Distribution Agreement replaces a prior agreement between SPSS and Banta that the parties mutually agreed to terminate in connection with the execution of the Distribution Agreement, as further described in Item 1.02 below.

The term of the Distribution Agreement is three (3) years and can be renewed for successive one (1) year terms.

The foregoing summary of the material terms of the Distribution Agreement is qualified in its entirety by the text of the Distribution Agreement attached as
Exhibit 10.57 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 1.02:  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Prior to entering into the Distribution Agreement described in Item 1.01 above, SPSS and Banta were parties to a Software Distribution Agreement, dated as of January 3, 1997 (the "Original Agreement"). On January 16, 2006, concurrent with and as a result of the parties' entry into the Distribution Agreement, SPSS and Banta mutually agreed to terminate the Original Agreement. Under the Original Agreement, Banta agreed to provide the same services to SPSS that Banta will provide under the Distribution Agreement. The terms and conditions of the Original Agreement are substantially similar to the terms and conditions of the Distribution Agreement described in Item 1.01 above.

ITEM 9.01:  FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits.

                  10.57 Distribution Agreement, dated as of January 3, 2006, by and between SPSS Inc. and Banta Global Turnkey, Ltd.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SPSS INC.

                                       By: /s/ Raymond H. Panza
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                                           Raymond H. Panza
                                           Executive Vice President, Corporate
                                           Operations, Chief Financial Officer
                                           and Secretary
Dated:   January 17, 2006



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